      As filed with the Securities and Exchange Commission on May 23, 2001

                                                     Registration No. 333-48086
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--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ----------------


                        POST-EFFECTIVE AMENDMENT NO. 1

                                      TO

                                   FORM S-3

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933


                               ----------------

                         Texas Eastern Transmission, LP
               (formerly Texas Eastern Transmission Corporation)
             (Exact name of registrant as specified in its charter)



                Delaware                               76-0677232

    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)



                             5400 Westheimer Court
                                 P.O. Box 1642
                           Houston, Texas 77251-1642
                                 (713) 627-5400
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)



                                DOROTHY M. ABLES

               Senior Vice President, Finance and Administration
                          and Chief Financial Officer

                             5400 Westheimer Court
                                 P.O. Box 1642
                           Houston, Texas 77251-1642

                          Telephone No. (713) 627-5400

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         DEREGISTRATION OF SECURITIES



          A Registration Statement on Form S-3 (No. 333-48086) with respect to $500,000,000 of Notes was filed by Texas Eastern Transmission Corporation, the predecessor of the registrant, with the Securities and Exchange Commission on October 17, 2000. Texas Eastern Transmission Corporation subsequently issued and sold $300,000,000 of Notes pursuant to such Registration Statement. On May 17, 2001, the registrant filed a Registration Statement on Form S-3 (No. 333-61162) with respect to $750,000,000 of Notes with the Securities and Exchange Commission. In accordance with Rule 457(p) under the Securities Act of 1933, the registrant, as successor to Texas Eastern Transmission Corporation, offset the payment of $50,000 of the filing fee with respect to its Registration Statement with a like amount of fees previously paid by Texas Eastern Transmission Corporation in connection with the registration of the $200,000,000 of unsold Notes. This Post-Effective Amendment No. 1 to the Registration Statement of Texas Eastern Transmission Corporation is being filed by the registrant for the purpose of deregistering the $200,000,000 of unsold Notes of Texas Eastern Transmission Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on the 23rd day of May, 2001.

                               Texas Eastern Transmission, LP

                               By: Duke Energy Gas Transmission Services, LLC,
                                                        as General Partner

                               By: /s/ Robert B. Evans
                                  ---------------------------
                                      Robert B. Evans
                                  Chairman and President


Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the date indicated.

           Signature                         Title                    Date
           ---------                         -----                    ----
    /s/ Robert B. Evans         Chairman and President and        May 23, 2001
   _____________________         Chief Executive Officer of the
        Robert B. Evans          registrant (Principal
                                 Executive Officer)

   /s/ Dorothy M. Ables         Senior Vice President and Chief   May 23, 2001
   _____________________         Financial Officer of the
       Dorothy M. Ables          registrant (Principal
                                 Financial Officer)

    /s/ Alan N. Harris          Vice President, Treasurer and     May 23, 2001
   _____________________         Controller of the registrant
        Alan N. Harris           (Principal Accounting Officer)






   /s/ Dorothy M. Ables
   _____________________
       Dorothy M. Ables

    /s/ Robert B. Evans         All of the Managers of Duke       May 23, 2001
   _____________________         Energy Gas Transmission
        Robert B. Evans          Services, LLC, the General
                                 Partner of the registrant

   /s/ Theopolis Holeman
   _____________________
       Theopolis Holeman


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